UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  08/06/2009

CROWN CASTLE INTERNATIONAL CORP.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-16441

Delaware	76-0470458
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1220 Augusta Suite 500, Houston, TX 77057
(Address of principal executive offices, including zip code)

713-570-3000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) On August 6, 2009, John P. Kelly, Executive Vice Chairman and a director of Crown Castle International Corp. ("Company"), notified the Company of his decision to resign from the executive position of Executive Vice Chairman, effective December 31, 2009. Mr. Kelly will remain a director of the Company. J. Landis Martin will remain Chairman of the board of directors of the Company. Mr. Kelly will be eligible for an annual incentive award under the Company's 2009 Executive Management Team Annual Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN CASTLE INTERNATIONAL CORP.

Date: August 11, 2009	By:	/s/ W. Benjamin Moreland
W. Benjamin Moreland
President and Chief Executive Officer